SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 27, 2001

                       THE PEOPLES BANCTRUST COMPANY, INC.
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               (Exact name of Registrant as Specified in Charter)


              Alabama                  0-13653                    63-0896239
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   (State or Other Jurisdiction      (Commission               (I.R.S. Employer
         of Incorporation)           File Number)            Identification No.)


                     310 Broad Street, Selma, Alabama 36701
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                    (Address of Principal Executive Offices)

                                 (334) 875-1000
               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
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     On March 27, 2001, The Peoples  BancTrust  Company,  Inc. and South Alabama
Bancorporation, Inc. announced that the companies have agreed to terminate their Agreement and Plan of Merger dated as of January 17, 2001 by mutual consent, subject to final ratification by the boards of directors of both companies.

     The Termination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K. The joint press release announcing approval of the Termination Agreement is filed as Exhibit 99.1 to this Report. Exhibits 2.1 and 99.1 are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         Exhibit 2.1  Termination Agreement dated as of March 27, 2001.

         Exhibit 99.1 Joint Press Release dated March 27, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         THE PEOPLES BANCTRUST COMPANY, INC.



DATE:  March 27, 2001                    By:/s/  Richard P. Morthland
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                                                 Richard P. Morthland
                                                 Chairman of the Board and
                                                 Chief Executive Officer